                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 12, 2002
                                                         --------------



                      INTEGRATED INFORMATION SYSTEMS, INC.
        ----------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    29947                 86-0624332
          --------                    -----                 ----------
(State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)           File Number)          Identification No.)



                 1480 South Hohokam Drive, Tempe, Arizona 85281
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip code)



Registrant's telephone number, including area code  (480) 317-8000
                                                   ---------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events

         Attached hereto as Exhibit 99.1 is a copy of Integrated Information Systems, Inc.'s press release dated April 12, 2002 titled "Integrated Information Systems Responds to 2001 Settlement with RIAA."

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  Exhibits.
         --------

    Exhibit
    Number    Description
    --------  -----------

    99.1 Press release of Integrated Information Systems, Inc. dated April 12, 2002.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTEGRATED INFORMATION SYSTEMS, INC.



Date:  April 15, 2002                By: /s/ James G. Garvey, Jr.
                                         ------------------------
                                         James G. Garvey, Jr.
                                         (President and Chief Executive Officer)



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